UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 15, 2013

HYDROPHI TECHNOLOGIES GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

FLORIDA	333-168403	27-2880472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRA Employer Identification No.)

3404 Oakcliff Road, Suite C6 Doraville, GA	30340
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (404) 974-9910

Big Clix, Corp., 12D School Street, Fairfax, CA 94930
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Name Change

On October 2, 2013, Big Clix, Corp. (the “Company”) amended its Articles of Incorporation to change its name from “Big Clix, Corp.” to “HydroPhi Technologies Group, Inc.” (the “Name Change”).

The Name Change was previously approved by the Company’s majority shareholder and a Notice was sent to the Company’s record shareholders prior to the filing of the amendment in accordance with applicable law.  A copy of the amendment is filed as an exhibit to this report.

Item 8.01  Other Events.

Symbol Change

In connection with the Name Change described in Item 5.03 above, FINRA assigned the Company a new stock symbol: HPTG.  This new symbol will take effect at the open of business on October 7, 2013.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Document Description

3.1	Amendments to the Articles of Incorporation of Big Clix Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

HydroPhi Technologies Group, Inc.

Date: October 7, 2013	By:	/s/ Roger M. Slotkin
Roger M. Slotkin
Chief Executive Officer and Director

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